Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2019	Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 11 – SUBSEQUENT EVENTS

Subsequent to December 31, 2019 we received $1,070,000 in proceeds from related party advances and issued 10,000,000 shares of our common stock for services.

In accordance with ASC Topic 855, Subsequent Events, we have evaluated subsequent events through the date of this filing and have determined that there are no additional subsequent events that require disclosure.

NOTE 12 – SUBSEQUENT EVENTS

In April of 2019, we received proceeds of $200,000 from two separate short-term promissory notes.

In June of 2019, we entered into an office lease agreement for our corporate finance department, located in Eatontown, New Jersey. The agreement is for a term of three years at a monthly rent amount of $2,500 for months one through six, $3,500 for months six through 12, and $4,000 for months 13 through 36. Corporate Finance is expected to occupy the new office space beginning in July of 2019.

In May and June of 2019, we issued an aggregate of 39,215,648 shares of our common stock to Triton Funds LP under the common stock purchase agreement that was entered into in December 2018 and amended in March and April 2019, for net proceeds of $325,000.

In accordance with ASC Topic 855, Subsequent Events, we have evaluated subsequent events through the date of this filing and have determined that there are no additional subsequent events that require disclosure.